Exhibit 10.1

Employment Contract

This Employment Contract is entered into on 1 October 2023 by and between Global Development Engineering Company Limited (hereinafter referred to as the “Employer”) And King Wan Leung (hereinafter referred to as the “Employee”) Both parties agree to abide by the following terms and conditions of employment:

1.	Commencement Date: Effective from 1 October 2023 ☑ Until terminated by either party

2.	Probation Period: ☑ None ☐ Yes・Probation period: _____* days/weeks/months

3.	Position: Chief Financial Officer

4.	Place of Work: Flat B1, 13/F, Hoi Bun Industrial Building, 6 Wing Yip Street, Kwun Tong, Kowloon, Hong Kong and construction sites

5.	Working Hours: ☑ Fixed working hours, 5 days per week

Daily 8 hours, from 9:00 AM to 1:00 PM
and 2:00 PM to 6:00 PM
☐ Shift work, shift hours: *___ hours per day
From *AM/PM _____ to *AM/PM _____
or *AM/PM _____ to AM/PM _____
☐ Shift work・_____ days per week/month, total working hours: _____
☐ Other _____
(Please specify working hours arrangement and total working hours)

6.	Meal Break: ☐ Fixed, from *AM/PM _____ to *AM/PM __, *paid/unpaid ☑ Non-fixed, 1 hour per day, unpaid Meal break is not counted as working hours.

7.	Rest Day: ☑ Every Saturday and Sunday, with pay ☐ Rotating rest day (*_____ days per week/month), *paid/unpaid (Employee is entitled to no less than 1 rest day every 7 days)

8.	Salary
(a) Salary rate: Effective from 1 October 2023, the monthly salary is (HK$30,000)
(b) Overtime pay: ☐ Hourly rate of $_____
☐ *Normal wage/_____% of normal wage...
(c) Salary payment: ☐ Once per month, paid by the 7th day of each month

9.	Holidays: Employee is entitled to: ☑ Statutory holidays as stipulated in the Employment Ordinance ☑ Public holidays ☐ Additional holidays (please specify) _____

10.	Paid Annual Leave: ☑ Employee is entitled to paid annual leave in accordance with the Employment Ordinance (ranging from 7 to 14 days, depending on the employee’s length of service).

11.	Maternity Leave Pay: ☑ Employee is entitled to maternity leave and maternity leave pay in accordance with the Employment Ordinance.

12.	Sickness Allowance: ☑ Employee is entitled to sickness allowance in accordance with the Employment Ordinance.

13.	Termination of Employment Contract: Notice period is 1 month or payment in lieu of notice (notice period shall not be less than 7 days).

14.	Year-End Bonus: Employee may receive a bonus upon completion of each bonus period, the amount of which is determined by the Employer.

15.	Mandatory Provident Fund (MPF): Employer and Employee shall contribute to a Mandatory Provident Fund scheme in accordance with the Mandatory Provident Fund Schemes Ordinance.
☑ The Employer will make voluntary contributions to the Mandatory Provident Fund scheme in addition to the mandatory contributions. The monthly contribution is 5% of the Employee’s monthly salary.

16.	Typhoon Duty:
☑ When Typhoon Signal No.8 or above, the Employee is not required to report for work, and salary will not be deducted. When Typhoon Signal No. 8 or above is lowered at least 2 hours before the end of working hours, the Employee is required to report for work.

17.	Black Rainstorm Warning Duty:
☑ When the Black Rainstorm Warning is in effect, the Employee is not required to report for work, and salary will not be deducted. When the Black Rainstorm Warning is lowered at least 2 hours before the end of working hours, the Employee is required to report for work.

18.	Others:
The Employee is entitled to other rights, benefits, or protections in accordance with the provisions of the Employment Ordinance, Minimum Wage Ordinance, Employees’ Compensation Ordinance, or other relevant ordinances.
(If applicable) Additional rules and regulations, rights, benefits, or protections as set out in the *Company Handbook/announcements shall also form part of this contract.

Both the Employer and the Employee fully understand the above terms and agree to sign in confirmation. Both parties shall keep a copy of this contract for future reference.

Employee Signature		Employer or Representative Signature

	/s/ King Wan Leung		/s/ Sui Hei Chan
Name:	King Wan Leung	Name:	Sui Hei Chan
Hong Kong ID No.:	P6497001 (6)	Position:	Director
Date:	1 October 2023	Date:	1 October 2023

Company Seal

Employment Contract

This Employment Contract is entered into on 1 April 2024 by and between Global Development Engineering Company Limited (hereinafter referred to as the “Employer”) And Sui Hei Chan (hereinafter referred to as the “Employee”) Both parties agree to abide by the following terms and conditions of employment:

1.	Commencement Date: Effective from 1 April 2024 ☑ Until terminated by either party

2.	Probation Period: ☑ None ☐ Yes・Probation period: _____* days/weeks/months

3.	Position: Chief Executive Officer

4.	Place of Work: Flat B1, 13/F, Hoi Bun Industrial Building, 6 Wing Yip Street, Kwun Tong, Kowloon, Hong Kong and construction sites

5.	Working Hours: ☑ Fixed working hours, 5 days per week

Daily 8 hours, from 9:00 AM to 1:00 PM
and 2:00 PM to 6:00 PM
☐ Shift work, shift hours: *___ hours per day
From *AM/PM _____ to *AM/PM _____
or *AM/PM _____ to AM/PM _____
☐ Shift work・_____ days per week/month, total working hours: _____
☐ Other _____
(Please specify working hours arrangement and total working hours)

6.	Meal Break: ☐ Fixed, from *AM/PM _____ to *AM/PM __, *paid/unpaid ☑ Non-fixed, 1 hour per day, unpaid Meal break is not counted as working hours.

7.	Rest Day: ☑ Every Saturday and Sunday, with pay ☐ Rotating rest day (*_____ days per week/month), *paid/unpaid (Employee is entitled to no less than 1 rest day every 7 days)

8.	Salary
(a) Salary rate: Effective from 1 April 2024, the annual salary is (HK$960,000)
(b) Overtime pay: ☐ Hourly rate of $_____
☐ *Normal wage/_____% of normal wage...
(c) Salary payment: ☐ Once per month, paid by the 7th day of each month

9.	Holidays: Employee is entitled to: ☑ Statutory holidays as stipulated in the Employment Ordinance ☑ Public holidays ☐ Additional holidays (please specify) _____

10.	Paid Annual Leave: ☑ Employee is entitled to paid annual leave in accordance with the Employment Ordinance (ranging from 7 to 14 days, depending on the employee’s length of service).

11.	Maternity Leave Pay: ☑ Employee is entitled to maternity leave and maternity leave pay in accordance with the Employment Ordinance.

12.	Sickness Allowance: ☑ Employee is entitled to sickness allowance in accordance with the Employment Ordinance.

13.	Termination of Employment Contract: Notice period is 1 month or payment in lieu of notice (notice period shall not be less than 7 days).

14.	Year-End Bonus: Employee may receive a bonus upon completion of each bonus period, the amount of which is determined by the Employer.

15.	Mandatory Provident Fund (MPF): Employer and Employee shall contribute to a Mandatory Provident Fund scheme in accordance with the Mandatory Provident Fund Schemes Ordinance.
☑ The Employer will make voluntary contributions to the Mandatory Provident Fund scheme in addition to the mandatory contributions. The monthly contribution is 5% of the Employee’s monthly salary.

16.	Typhoon Duty:
☑ When Typhoon Signal No.8 or above, the Employee is not required to report for work, and salary will not be deducted. When Typhoon Signal No. 8 or above is lowered at least 2 hours before the end of working hours, the Employee is required to report for work.

17.	Black Rainstorm Warning Duty:
☑ When the Black Rainstorm Warning is in effect, the Employee is not required to report for work, and salary will not be deducted. When the Black Rainstorm Warning is lowered at least 2 hours before the end of working hours, the Employee is required to report for work.

18.	Others:
The Employee is entitled to other rights, benefits, or protections in accordance with the provisions of the Employment Ordinance, Minimum Wage Ordinance, Employees’ Compensation Ordinance, or other relevant ordinances.
(If applicable) Additional rules and regulations, rights, benefits, or protections as set out in the *Company Handbook/announcements shall also form part of this contract.

Both the Employer and the Employee fully understand the above terms and agree to sign in confirmation. Both parties shall keep a copy of this contract for future reference.

Employee Signature		Employer or Representative Signature

	/s/ Sui Hei Chan		/s/ Sui Hei Chan
Name:	Sui Hei Chan	Name:	Sui Hei Chan
Hong Kong ID No.:	Z926671 (3)	Position:	Director
Date:	1 April 2024	Date:	1 April 2024

Company Seal